UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2008

SECURED DIGITAL APPLICATIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-25658	84-1357927
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

230 Park Avenue, 10th Floor
New York, New York	10169
(Address of Principal Executive Offices)	(Zip Code)

(212) 551-1747
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On December 19, 2008, Secured Digital Applications, Inc. (the "Company") filed a Current Report on Form 8-K to report the dismissal of Rotenberg Meril Solomon Bertiger & Guttilla, P.C. as the Company's independent registered public accounting firm and the retention in its place of Cordovano & Honeck LLP, Colorado.  The Company files this Current Report on Form 8-K/A to furnish a copy of the letter from Rotenberg Meril Solomon Bertiger & Guttilla, P.C. addressed to the Securities and Exchange Commission (the "SEC') stating whether it agrees with the disclosure in the Company's Current Report on Form 8-K filed with the SEC on December 19, 2008.

Item 4.01    Changes in Registrant's Certifying Accountant.

Attached as Exhibit 16.1 is a letter from Rotenberg Meril Solomon Bertiger & Guttilla, P.C. addressed to the SEC stating whether it agrees with the disclosure in the Company's Current Report on Form 8-K filed on December 19, 2008.  The Registrant received this letter on January 5, 2009.

Item 9.01                      Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit #	Description

16.1	Letter from Rotenberg Meril Solomon Bertiger & Guttilla, P.C.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SECURED DIGITAL APPLICATIONS, INC.

Date: January 7, 2009	By:	/s/ Patrick Soon-Hock Lim
Patrick Soon-Hock Lim
Chairman & Chief Executive Officer